JUNE 24, 2026
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED FEBRUARY 27, 2026, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1)
Effective immediately, under the heading “Portfolio Managers – Funds Sub-Advised by Wellington Management – Other Accounts Managed or Sub-Advised by Wellington Management Portfolio Managers” in the above referenced SAI, the following information is added under Hartford Emerging Markets Equity Fund:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Hartford Emerging Markets Equity Fund
Andrew D. Gossard(7)
Other Registered Investment Companies	1	$32	0	$0
Other Pooled Investment Vehicles	4	$230	1	$77
Other Accounts	2	$17	0	$0
(7)
Information is as of April 30, 2026. Effective June 24, 2026, Mr. Gossard became a portfolio manager to the Hartford Emerging Markets Equity Fund.

(2)
Effective immediately, under the heading “Portfolio Managers – Funds Sub-Advised by Wellington Management – Equity Securities Beneficially Owned by Wellington Management Portfolio Managers” in the above referenced SAI, the following information is added:
PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Andrew D. Gossard(8)	Hartford Emerging Markets Equity Fund	None
(8)
Information is as of April 30, 2026. Effective June 24, 2026, Mr. Gossard became a portfolio manager to the Hartford Emerging Markets Equity Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.